UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number

811-21720

Northern Lights Fund Trust

(Exact name of registrant as specified in charter)

17605 Wright Street, Omaha, Nebraska

68130

(Address of principal executive offices)

(Zip code)

James Ash, Gemini Fund Services, LLC.

80 Arkay Drive, Suite 110 Hauppauge, NY 11788

              (Name and address of agent for service)

Registrant's telephone number, including area code:

631-470-2619

Date of fiscal year end:

12/31

Date of reporting period:  12/31/13

Item 1.  Reports to Stockholders.

Annual Report

December 31, 2013

1-866-390-0440

www.investmentpartnersfunds.com

Distributed by Northern Lights Distributors, LLC

Member FINRA

February 15, 2014

Dear Fellow Shareholder:

We are pleased to present the Annual Report of Investment Partners Opportunities Fund, (the “Fund”), for the period ending December 31, 2013.

The Fund’s total 1-year return based on Net Asset Value (“NAV”) at December 31, 2013 was 14.17% without load (7.57% with load).  The S&P 500 Total Return Index gained 32.39% during the same period. The Fund’s return was weighed down by allocation of assets to the Energy and Mining Sectors in addition to maintaining somewhat high cash balances.

The Fund’s total annualized return based on Net Asset Value (“NAV”) on December 31, 2013 was 2.54% since inception without load (1.02% with load), inclusive of the $0.27 per share 2010 distribution, $0.39 per share 2011 distribution and $0.10 per share 2012 distribution. There was no distribution in 2013.  The S&P 500 Total Return Index gained 15.51% during the same period.  The Fund’s relative performance was largely a result of our defensive posture of maintaining a relatively high cash balance during much of the period.

The Fund’s primary objective remains long-term capital appreciation with income as a secondary objective. Additionally, the Fund’s aim is to maximize returns while managing and mitigating risk. We attempt to achieve our objectives using a strategy which has been defined as value investing.

Because markets have been quite volatile since the 2008-2009 financial crises we have attempted to neutralize the influence of market volatility and risk using tactical allocation within our strategy.

The performance data quoted here represents past performance. Current performance may be lower or higher than the performance data quoted above. Investment return and principal value will fluctuate, so that shares, when redeemed, may be worth more or less than their original cost. Past performance is no guarantee of future results. The Fund’s investment adviser has contractually agreed to reduce its fees and/or absorb expenses of the Fund, at least until April 30, 2014, to ensure that the net annual fund operating expenses will not exceed 2.75% for Investment Partners Opportunities Fund Class A, subject to possible recoupment from the Fund in future years. Without these waivers, the total annual operating expenses would be 4.05% per the Fund’s April 30, 2013 prospectus. Please review the Fund’s prospectus for more detail on the expense waiver. Results shown reflect the waiver, without which the results could have been lower. A fund's performance, especially for very short periods of time, should not be the sole factor in making your investment decisions. For performance information current to the most recent month-end, please call toll-free 1-866-390-0440.

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The Year in Review

For most of 2013, the Fund maintained higher than normal cash and equivalents in Treasury funds denominated in U.S. dollars because Fund management felt that stimulative policies enacted by the Federal Reserve (the “Fed”), when withdrawn, would reduce market liquidity and trigger higher interest rates. Our belief then and now is that tapering of central bank purchases of Treasury debt would be perceived as risky when the economy had not recovered sufficiently. Initially, Fed assurances of low short term interest rates through at least 2014 was all the equity market participants needed to hear. As time went on, the Fed’s grasp on longer term rates was slipping. A willingness to accept greater inflation as a means to spur consumers to spend was seen as a reason to expect higher interest rates which in turn could dramatically affect the US economic recovery. Furthermore, historically markets tend to anticipate inflationary effects well in advance and perceive an even modest reduction in stimulus as credit tightening. Throughout 2013 it is ironic how market perception had its own way of becoming reality.

Two times during the year the Federal Reserve hinted at a change in policy - each time the market receded only to be followed by a period of complacency and reduced market volatility.

A belief system was forming that the economy was about to spurt at a healthy clip: not too strong and not at all weak. It was no wonder that the markets in the U.S. performed well in 2013.

MARKET REVIEW

Here we are one year later. The year 2013 was rewarding for the Fund. The nearly 15% total return was earned by selecting individual investments within sectors, all the while recognizing the risk that deflationary forces could have at any time during the year.

In a consumer society like the United States, deflation develops when consumers curtail spending, particularly when they are worried about their jobs and economic future. In a natural business cycle, savings increase to a point at which the pent-up-demands begin to encourage spending again. We are not there yet. Two indicators of the timing for increased spending will be when prices get low enough or the Government enacts policies that encourage lending such as changing the reserve requirements for banks. Modern day economic theory suggests that it is government’s sacred duty to create an environment that forces the population at large to spend. One such method is the creation of money that produces sufficient inflation, which in turn toys with the consumers’ psyche, making consumers feel that they should buy now before prices go up. The Federal Reserve has a dual mandate - price stability and full employment. Monetary policies that are accommodative normally encourage spending rather than savings. Spending creates demand which encourages industry to borrow to create the capacity to fulfill demand. The theory goes that employers will need to hire labor. As jobs become scarce, wages rise and the overall economy gets back to normal.

Creating debt however, which the Government has no intention of fully repaying in today’s dollars, takes capital from the productive sector and transfers it to others. In any normal lending

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scenario, such terms would be unacceptable to a reasonable creditor. Advanced societies in mature economies reach a point where the temptation to accelerate credit expansion to counteract deflation does no good. In our opinion, we are at that point. In such an environment, known as stagflation, the economy stalls, prices rise and profit margins narrow. The cost of essential products and services rise, outstripping the income earned from work or the interest and dividends from savings and investment.

Another effect of continuing accommodative Federal Reserve money creation is asset inflation. In our opinion, offering fixed income investors relatively unattractive yields on government paper has the effect of making investors seek returns from risky assets – potentially creating an asset bubble in certain segments of the market.

ECONOMIC BACKDROP AND ITS EFFECT ON PORTFOLIO PERFORMANCE

Since inception in mid-January 2010, the Fund’s investment posture has been cautious and conservative. Our hesitancy to be fully invested at any time resulted from the recognition that the fiscal deterioration of the Nation, caused by too much spending at all levels funded by debt, would inevitably hurt consumers, investors and the overall economy.

Two common beliefs have been predominant for over four decades: deficits don’t matter and accommodative money printing will do the job of rectifying any imbalances in financial systems. Since 2008, almost by default, the Federal Reserve took on the task of attempting to restore normality. They reasoned that deflationary forces could plunge the U.S. economy into a deep recession and possibly a depression unless the banks were saved. Once Ben Bernanke decided to create liberal monetary policies there was no turning back. The Federal Reserve’s solution was to conduct the biggest economic experiment in history. After the Financial Crises of 2008-2009, the creation of more debt through unprecedented money printing was expected to stabilize the dollar and lower unemployment.

After an expenditure of over $4,000,000,000,000 economic conditions have only marginally improved. Some investors, savers, those living on a fixed income and the unemployed, are not happy with the result. Bond holders in 2013 also are not happy, neither are investors in emerging nations nor holders of interest sensitive real estate trusts or utilities.

The Federal Reserve is no doubt aware that historically, markets tend to anticipate the inflationary impact of a continuation of manipulative intervention activities. They know that inevitably such actions are bad for financial assets of all types. In spite of that knowledge the experiment continued throughout 2013. Equity markets in the developed world for the most part loved it. Price to earnings ratios expanded in spite of tepid GDP growth. Corporate profits of many companies that make up the S&P 500 expanded while overall revenues only grew modestly.

The rationale for positive sentiment is to have confidence and “Trust the Fed” – that trust creates hope. Investors reasoned in 2013 that the stage was set for sustainable future growth. Their reaction is to confidently bid up market prices based on that belief. Further, Wall Street

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strategists sold institutional investors on the idea that risk assets, i.e. equities, would produce a greater return than bonds. It was safer to assume risk because we, the Fed, have your backs.

This risk-on trade has given rise to speculation creating so-called asset bubbles (more on that later in the report). Relative safety normally accorded to holders of bonds and savers in general has been a secondary priority. With interest rates at historically low levels there is no way for bonds to compete with stocks unless, of course, a powerful deflation develops. The Fed further reasoned that if moderate inflation were to result they could apply the “breaks” in sufficient time. Market participants bought the Fed’s logic and the major equity indices saw substantial appreciation.

Throughout the year, the Fund was positioned with the belief that, first, government would focus on fiscal imbalances and austerity measures with less Federal and local government spending. Second, there would be a realization that quantitative easing measures were not working and that interest rates would actually rise with recognition of the inevitability of inflationary biases. Third, the European situation would worsen before it got better and Asian markets would continue to grow albeit at a lesser pace.

Given that was our position through the first half of 2013, the Fund’s total 1-year return based on Net Asset Value (“NAV”) was 14.17% without load (7.57% with load) for the year ending December 31, 2013. The S&P 500 Total Return Index during the same period gained 32.39%. The Fund’s return was weighed down by the allocation of approximately 35% of Total Net Assets at December 31, 2013 in the Energy and Mining Sectors in addition to maintaining cash balances approximating 9% of Total Net Assets. Certain of our other holdings, particularly those in the technology space, most notably Apple, Inc. (5.3% of Total Net Assets at year end), GT Advanced Technologies, Inc. (2.2%), OmniVision Technologies, Inc. (2.0%) and Micron Technology, Inc. (4.6%) performed well.

For the year the portfolio’s investment income was $146,962 from dividends and interest. Net realized loss from investments, options written and foreign currency transactions was $33,548. Dividends, interest, and option call writing contributed to accomplishing our secondary objective of generating an income return. In addition to writing call options, the Fund began buying a nominal amount of put and call options at the end of the first quarter.  The purpose of using these sorts of instruments from time to time is generally to partially hedge risk on some of the Fund’s investments, or to take a directional position on some stocks or ETFs that we perceive to be under-valued or over-valued.  The effect on the Fund’s performance of these strategies will be determined over time.

As we stated in our 2013 semi-annual report, our central focus in 2014 will be on the Federal Reserve’s, Congress’s and the White House’s willingness to compromise. Until we can answer the question of whether government can function without going back on its promises of a better future for its citizens, we will remain cautious and defensive. At this writing, we don’t get the feeling that Congress, the President, or the Federal Reserve are really serious about dealing with failed financial policies and fiscal imbalances that caused markets to collapse in the recent past. Dodd-Frank legislation and the Volcker Rule have yet to be implemented; provisions in the Affordable Care Act are unworkable and need refinement; and a balanced budget is just a

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bookkeeping illusion. It seems that no one has the courage to deal with harsh realities and consequences. The failure in leadership at a time of crises is inexcusable.

In spite of these macro issues, using traditional analysis tools and applying the theory inherent in value style investing, we have been able to uncover a number of investment candidates. Some of these have worked out sooner than expected, while in some instances it is too soon to gauge whether our patience will be rewarded. As we have stated before, value investors as a class share one thing in common, the quest to buy something that others will pay more for in the future. A deep value investor senses a bargain purchase even if the merchandise is, in the eyes of the market, flawed. Sometimes those assets prove to be remarkable finds over the long-term. However, in other instances, the investment is cheap for a reason. For activists, unlocking value for stockholders has become a means to produce positive returns in excess of the market returns.

We remain committed to finding unique securities in which to invest using “value” style principles and to deriving some income to reward our patience. We believe our activist efforts are a distinguishing characteristic for value enhancement.

ISSUES AND CHALLENGES

Despite the phenomenal performance of the broader market equity indices, we, as well as a number of famed value investors, found 2013 to be a rewarding but somewhat frustrating year. It is always a pleasure to see the market perform, and to make money for investors - that goes without saying. It can be worrisome, though, when a number of the poster-children of the 2013 stock-market rally have valuations which appear, to us, to be totally detached from traditional valuation metrics.

Along those lines, one of the most fundamental analyses a value-oriented investor makes is to ask the following question: “If I had an unlimited amount of capital so that I could buy all of a particular company’s stock at its current market price, how many years of net earnings would it take to earn back my initial investment?”

The answer to that question is pertinent to understanding the performance of certain Wall-Street-darlings of 2013. By way of illustration, here are three stocks that seem to defy gravity:

●	Amazon.com – approximately 100 years

●	LinkedIn – approximately 100 years

●	Tesla – approximately 100 years

Giving these companies the benefit of the doubt that their accounting methods are sound – but using current financial metrics, it would take approximately 100 years of Amazon.com’s, LinkedIn’s or Tesla’s earnings to make back your initial investment if you were to own the entirety of these companies at their current valuations. That would put you well past the year 2100 before you broke even from having laid out the capital on these investments (assuming they were able to earn the same net income that they do at this point.) It is, of course, hard to imagine what life will be like 100 years from now, so to put this amount of time into perspective – let’s think about what life was like 100 years ago. In 1913 the average individual income in the

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United States was $800 per year, and the average life expectancy was about 53 years. Henry Ford introduced the assembly line at that time, and “When Irish Eyes Are Smiling” topped the charts. A mere 2.3% of the population had a college degree, and women were not yet able to vote. Wow – that was a long time ago indeed! But wait, there’s more…Let us look at…

●	Netflix - approximately 200 years

Using current financial metrics, it would take approximately 200 years of Netflix’s earnings to make back your initial investment if you were to own the entirety of the company at its current valuation. That would put you well past the year 2200 before you broke even from having purchased the company (assuming it were able to earn the same net income it does at this point.) Just as above, it is probably hard to imagine what life will be like 200 years from now, so to put this amount of time into perspective – let’s think about what life was like 200 years ago. In 1813 rubber was patented, and the first pineapples were planted in Hawaii. Napoleon defeated the Austrians at the battle of Dresden, and the British took Fort Niagara in the battle of 1812. The image of Uncle Sam is first used to refer to the United States, and, as we all know, Beethoven’s 7th symphony topped the charts.

●	Twitter - infinite number of years (i.e. not projected to earn a net profit at this point)

Laying out approximately $35 billion might take you until the apocalypse to recoup your investment (assuming they continue to earn the same net income that they do at this point). Since that might be hard to conceptualize, looking backwards in time would put you, more or less, at the Big Bang.

Future dividends, you say, would justify an investment in these overvalued stocks. Since the perception is that they would grow very fast there is no reason to question their current valuations. Only growth minded institutional investors, hedge funds and momentum theorists can play in this arena. For us, we will pass.

TRENDS AND DIRECTION

Since April 2013, investors have been warned to expect that the Federal Reserve would later this year begin withdrawing support for their asset purchase program by gradually reducing the amount of monthly purchases, better known as tapering. Anyone who has read our reports for the past three years knows we have never been fans of government interference in markets.

In spite of Mr. Bernanke’s promise to keep rates artificially low for an extended period of time, the free markets are taking over. In short, longer term interest rates are rising and fixed income investments are falling. The markets through June spoke loudly that yields in the 2.5% - 3.0% range did not approximate a level at which the Fed can step away in earnest. While the trade so far has been out of bonds and into certain liquid equities (many of which are historically at extreme valuation levels), we have seen that in previous periods where interest rates go up, stocks blow off, and the price of money rises. A credit bubble tends to pop, especially when yields on treasuries exceed yields on stocks, as is the case now.

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We have been warning that even a hint that the Fed would attempt to unwind its balance sheet would be perceived as removing the punch bowl, signaling that the party would soon be over. Given the enormity of the stimulus over the past four years, the credit and equity markets would be destabilized.

We have now entered a dangerous period for those who don’t see this as a way to destroy income oriented portfolios. In order to minimize the impact of rising rates, the Fund has steadfastly avoided investments in any long term sovereign bonds or bond funds. We have also been cognizant that interest rate sensitive stocks would also be vulnerable and have tried to keep these to a minimum. If interest rates rise, companies with a lot of debt may find it more difficult to grow. Additionally, their distributed cash may be less, which could make their share prices vulnerable.

Another offshoot of higher rates is an overvalued US dollar, a smack-down in commodities (ex-oil), real estate, preferred stocks and other interest rate sensitive issues. To date, the Fund’s diversified portfolio with non-correlated assets such as gold and natural resources along with certain equities in normal times should perform relatively well. We believe our primary focus on value and deep-value oriented issues could provide the necessary balance to maintain the portfolio in our attempt to neutralize the effect of rising rates.

2014 OUTLOOK AND STRATEGY

At the end of 2013 analysts were predicting a continuation of market momentum with rising equity prices based essentially on the following beliefs:

●	A change in leadership at the Federal Reserve from Ben Bernanke to Janet Yellen would have minimal impact on Fed policy.

●	Reduction of Fed asset purchases would not have unintended consequences particularly in the housing market.

●	Normal domestic economic growth would be sustainable.

●	There would be a consumer led demand cycle accompanied by a decrease in unemployment.

●	Equity markets would anticipate better times ahead, price to earnings multiples would expand, albeit not as fast as 2013.

●	The “wealth effect” would encourage consumer spending.

●	Industry would get more confident and invest in plant and equipment once they could forecast demand with more certainty.

●	Global expansion with rising world trade, improved capital availability and functioning credit markets would sustain a worldwide boom.

●	The dollar would remain strong.

●	The U.S. would continue on its path to Energy Independence.

●	With the implementation of the Affordable Care Act, health care costs will come under better control.
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As we enter 2014 we find ourselves not embracing the consensus view largely because an analysis of the data does not support the reasoning for many of these beliefs.

In our opinion, the risks of any errant policy coming out of Washington, Europe, the Middle East or Asia could change investor perception and deal a blow to investor and/or consumer and business confidence at any time. There is now sufficient evidence that indicates the Fed’s interest rate machinations have done little to instill enough confidence for the economy to grow at other than an anemic pace. They say quantitative easing measures have been accompanied by quiescent inflation and there is improvement in housing and employment. Because interest rates in general were at historic lows the stock market became the place to be by default. Economists believe that rising asset values, the so-called “Wealth Effect,” leads to spending. In reality, the citizen’s cost of living is increasing faster than wages, leaving little for discretionary spending.

So far the rise in spending has not been impressive as consumers continue to deleverage. In support of our skepticism were government statistics indicating to us that there were no measurable, tangible, sustainable benefits from prior quantitative easing experiments. Creating over $4 trillion in liquidity should have created a healthier economic rebound. Instead, nearly five years after the financial collapse, economists now anticipate an improvement in GDP growth to 2-2.5% for the first half of 2014 followed by 3.5-4% in the second half. Nearly all of this depends on global growth of at least 4% in emerging nations like China.

With the uncertainty brought about by the European recession and a slowdown in the Chinese economy, we see a real possibility that these growth rates do not materialize. We are therefore positioning the portfolio for a period of stagflation in early 2014 which if left unattended could result in recession in late 2014.

The economy is still fragile and vulnerable. Any unanticipated shock to the system, during a period of consumer deleveraging and government induced austerity, is likely to limit expansion as it already has in Europe.

The Fed’s purchase of Treasury debt has created a scarcity and induced an interest rate so low that savers and investors cannot get a suitable return on their investment at a premium to real inflation. In short, Federal Reserve policies since the first quantitative easing created a boom in the stock market but not much more. In addition, unemployment statistics understate the true amount of financial hardship felt by the middle class worker. This is not just true in the private sector.

With mounting problems in Puerto Rico, Illinois and big urban cities, the public sector is vulnerable. Budgetary strain with a curtailment of services, salary caps, layoffs and head-count reductions are now more likely adding to the ranks of the unemployed. Essentially, the states and cities can’t print money and have to work with balanced budgets. In the future, they will have an increasingly hard time borrowing money. As a result, they have no choice but to become more austere, raise taxes or cut essential services.

We believe that the eventual unwinding of massive public debts will impact virtually every American because taxes at the local level will rise along with interest rates. When government

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curtails spending, unemployment (already a problem, both politically and economically) will rise, leading to cuts in entitlements, and rising interest rates. Access to credit will be limited and will be based on the credit worthiness of the borrower rather than be set by Federal Reserve meddling.

Simply put, this is not exactly the environment that should have rewarded investors in 2013 so we don’t see it doing so in 2014.

As we stated in our semi-annual report, during the first half of 2013 we allocated capital to companies which we believed were selling at price to earnings multiples less than their historic growth rates or returns on invested assets, and/or at discounts to their asset values. We have also pursued some special situations where we believed longer term assets were mispriced.

The Fund’s investment strategy for 2014 is predicated on the belief that the unwinding of excessive debt worldwide should create massive economic dislocations that will in turn produce extraordinary future opportunities for patient investors. Similarly, we observed that other opportunities were being created by disruptions in various sectors of the economy. In particular, technological changes seem to be more significant and more frequent. Legislative and regulatory enactments have the effect of punishing those that have not planned, and rewarding those that have positioned their businesses to benefit.

We need look no further than the semiconductor manufacturing space where Micron Technology, Inc. purchased the failed Japanese manufacturers out of bankruptcy, or the beneficiaries of properties where fracking technology improves the chances of making the Nation energy sufficient.

At the beginning of 2013, we began a process of trying to identify the winners and potential losers based on emerging trends. While not much had changed in a macro sense to instill confidence in us that government will get it right, there are some common sense realities that even the densest politicians can’t deny forever. The private sector has committed capital and manpower in America to make the Country less dependent on foreign sources. Alternative energy infrastructure is being built by the likes of Clean Energy Fuels Corp.; machines to grow sapphire crystals for a new form of glass as well as solar panels are being produced by companies like GT Advanced Technologies, Inc. Ecologically friendly pesticides are being developed by companies like American Vanguard Corp. Apple, Inc. and Samsung Electronics Co., Ltd. continue to make the world more interconnected through advances in communications.

While we recognize that the financial sector did reasonably well in the first half of 2013, we remain convinced that banks are still mispricing their assets and understating their liabilities. So we did not invest directly in the sector. We did focus, however, on dividend paying closed end funds, and real estate investment trusts and master limited partnerships that could gain as a result of the low interest environment. As a further way to possibly create an income stream, we wrote portfolio options on cash rich technology companies selling at discounted prices because of market misperception.

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In an attempt to offset risk toward the middle of the third quarter 2013, we began to purchase out of the money, long dated put options on what we consider to be the most flagrantly overvalued sector of the market. That is, overhyped technology company stocks with little or no profit making businesses.

For value investors, this is a way to gain some market neutrality, offset risk in our overall portfolio and possibly profit at the same time.

Also, on the positive side, we made decent returns from the buyout of Dell, Inc. (sold during June, 2013), as well as the continued outperformance of Texas Pacific Land Trust (2.8% of Total Net Assets at December 31, 2013.) Unfortunately, given investors’ mad scramble for yield, securities that are normally attractive thematic holdings for the Fund have, in some instances, been bid up by the overall market past the point where we think we can make meaningful returns. We will continue to use a tactical allocation approach toward these areas on a case by case basis, but prefer to be patient and collect securities which to us appear to be inexpensive for other reasons.

Underperformance of certain investments, most notably those in the commodity space, particularly gold and silver, hurt performance. The Sprott Physical Gold Trust (1.5% of Total Net Assets at December 31, 2013), and Yamana Gold, Inc. (0.9%) collectively accounted for unrealized depreciation of approximately $81,233 at December 31, 2013.

Commodity prices by their very nature are volatile. In the precious metals space, price movements are often emotionally driven. This is particularly true in the gold markets. We own securities tied to gold because of the discipline gold has when measured against fiat currencies created by central bankers out of thin air. If confidence in paper currencies issued in countries without adequate reserves begins to wane, our precious metal investments may perform well in time.

We view the recent price decline in these issues as a long term buying opportunity.

THE FUND’S OUTLOOK FOR 2014

Fundamentally, we have not changed our opinions much since we wrote to you in our semi-annual 2013 report.

We predicate our forecast for 2014 on the belief that, a continuance of the Federal Reserve’s program of debt creation would be recognized as a failed policy, and the focus would shift to recognition of the need for more permanent structural reforms.

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We have been frustrated that the process has taken so long. Conflicting ideological political views, combined with a President who seems adamantly opposed to accepting economic fact based analytic arguments, hinder the economy from growing. Regulations and confiscatory tax policy add more hindrance. Indeed we stated that if there was more procrastination on formulating pro-growth policies, the sluggish recovery would persist with ever increasing odds of stagflation - dampening the economy’s potential for sustainable growth.

Both political parties would have to eventually come to their senses and come up with a compromised solution but probably in a mid-term election year. As of this writing, there has not been a meeting of the minds. There appears to be no sense of urgency that revenues need to be raised, debts consolidated and ongoing expenses reduced. Sadly, Government has failed to set priorities, even though there is finally a budget that should be signed early in 2014.

We predicted last year that the first half of 2013 would be characterized as a time of words; debt reduction, austerity and shared sacrifice, while the second half would produce specific action, the music so to speak, to go along with the words. It didn’t happen.

Now we are not quite sure that the economic situation will not worsen before there is a dose of reality. As a consequence, the overall investment environment has grown more challenging. The stock market is at a historic high, the world is awash in liquidity and interest rates are still near historic lows. Housing has shown some sign of recovery, depending on geographic location, but mortgage rates have risen, threatening the recovery.

As we approach 2014, important issues have surfaced:

●	The Federal Reserve has signaled a reduction of their asset purchase program which falsely is being interpreted as credit tightening.

●	Longer term interest rates are rising because of market forces outside the control of the Federal Reserve.

●	The economy is not strong enough for the Federal Reserve to reduce quantitative easing.

●	Unemployment remains stubbornly high with workers earning less disposable income.

●	European economies of the debtor nations are not quite strong enough for the central banks to remove their stimulus programs.

●	Fiscal imbalances are still present with political gridlock.

●	Global growth in China is not assured, Japan’s credit creation, tantamount to currency devaluation, produces added uncertainty.

●	Middle East tensions could plunge the region into chaos.

●	Competitive currency devaluations could lead to capital controls and a wave of protectionisms.

A major theme underlies our investment posture: we may have seen the last of low interest rates, the low to no growth environment in the developed world may be with us for a lot longer time and some form of inflation will develop as a consequence of profligate money printing.

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We don’t see the economy picking up, nor will it grow much above trend.

As we close in on the second half of 2014 we believe that the equity markets will have less and less confidence in orchestrated central bank initiatives here and abroad. We tend to listen to the markets rather than political pundits and muddled-thinking optimists. What the markets are telling us is that the rest of the year will be a lot more volatile and that the easy money has already been made.

Since we don’t particularly see this year ending well, the question then is, where do we go from here?

PRINCIPAL AREAS AND CENTRAL THEMES

One of our most important overall strategies is to remain opportunistic by meaningfully participating in markets and sectors that we believe will draw investor attention. As such, we have identified and invested in a number of sectors that are indicative of our near and intermediate-term focus. Essentially, there are four principal areas and three central themes:

PRINCIPAL AREAS

●	Technology Companies

●	Resource Rich Companies – Energy, Precious Metals and Hard Assets

●	Companies with potential yield for downside protection including some income from option writing

●	Special situations, including buy-out candidates

CENTRAL THEMES

Because we believe that central banks will continue to print money and governments will continue to run deficits, we expect to make investments as follows:

●	Individual companies that should benefit during stagflation

●	Companies with abundant cash flows that pay dividends and/or conduct share buybacks

●	Companies experiencing turn around which are selling at distressed prices using value investing criteria

Historically, certain areas have done well when currencies are being debased – precious metals, bullion backed trusts and baskets of commodities. In the year ahead, we intend to build on these themes, particularly in international businesses whose stocks are depressed. We expect that natural resource assets will remain a focused concentration as well as technologically-based manufacturing businesses and those involved in information technology and communications.

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While our primary purpose remains long-term capital appreciation, income has become an increasingly important secondary objective.

The ultra-safe world of holding on to so-called “risk free” government bonds is over. For this reason, we believe that portfolios should be constructed in an attempt to preserve capital and maintain purchasing power, particularly if the odds favor a possible recession. In the coming months we also expect that the domestic and international issues and challenges will be brought into greater focus. Health care, energy and taxes are expected to get widespread attention. We expect markets will be quite volatile, producing opportunities for profit mainly in equities.

We intend to strike a balance, focusing on issues that are clear beneficiaries if material change takes place in Government policies.

We remain convinced that in 2014 there will be an honest attempt to formulate a national energy policy – hopefully with a particular focus on natural gas exploration and production, transportation and infrastructure development. We believe the Fund is positioned quite well if this event were to take place. We have positioned our energy portfolio to be balanced and diversified - small companies as well as lesser known ones selling at what we believe are discounts to their undervalued holdings.

In 2014, we expect to maintain and overweight investment in energy related companies, largely in North America. Our decision to concentrate on this sector is predicated by a belief that massive capital flows will be devoted to exploration, production, transportation and storage of oil and natural gas, in an effort to make the United States less reliant on imported sources of energy.

We also believe that modern technology companies are the future growth engines of the economy. Approximately 23% of the Fund’s total net assets are invested in computer, internet, semiconductor, telecommunication and software companies that could be categorized as participants in the technology space serving worldwide markets.

We believe that on a technological level, man will become more productive, learning to do more with less. If Government, which believes that you need to do less with more, could only get the same message, we might get somewhere. In spite of the promises of every recent past president, growth in government has outpaced the growth in the productive sector.

All government debt, when issued, is never intended to be repaid in equal value, but rather only in nominal terms over the life of the bonds. We believe there should be some protection against the possibility of renewed inflation. As such, we remain convinced that there is significant value in mining and minerals as well as precious metals, hence the Fund remains committed to this sector in spite of it being currently out of favor. Finally, there are a number of small companies or issues that are not as well known in the portfolio that appear to us to be undervalued. The fund has sizable positions in these non-dividend payers with an expectation that their future performance will be reflected in their securities prices. These issues in the aggregate represent about 23% of the Fund’s total net assets currently, but could contribute meaningfully to the Fund’s performance if their value, as we perceive it, develops for investors.

13

ADVOCACY AND ACTIVISM

As we’ve written in the past, we are satisfied in the majority of our investments to be advocates and supportive outside passive minority holders of company securities where we feel management and the boards of directors are conscious of their duties to serve the needs of all investors and treat us fairly. As sometimes occurs in value investments, we often find there is a need for realignment of shareholder and management interests. The market prices of certain investments may appear cheap – and the reason for that price becomes apparent over time. Sometimes, for example, the price reflects practices and policies that are inconsistent with the needs of investors. We’ve found that this reason, perhaps more than most any other, is why some investments sell at discounts to their intrinsic worth.

As is the case with more and more value investors these days, we are unsatisfied with “business as usual” attitudes or ones where managements’ interests appear to be misaligned with stockholders. As you may have noticed, increasingly investment managers are employing activism as a tool when it is called for. Over the past year we have continued to participate in quarterly conference calls, attend the annual meetings, and ask tough pointed questions of the managements of a number of companies held in the Fund’s portfolio. Here are three examples of activism in 2013.

Hooper Holmes, Inc. (0.9% of Total Net Assets at December 31, 2013)

Last year we wrote about the turn-around efforts at life-insurance and healthcare informatics company, Hooper Holmes, Inc. Specifically, we described how we expressed in numerous conversations with management on earnings conference calls, at annual meetings of shareholders, and in other in-person dialogues, that our patience was wearing thin with the pace of the company’s value-creation initiatives. As you may recall, in 2012 we highlighted the need for Hooper Holmes to explore a “Plan B” (i.e., a sale of the company or other such transaction) in the event the Company was unable to return to profitability by Q3 2012. In early 2013, we repeated these assertions in light of the company’s continued weak financial results, and during the course of the year Hooper Holmes replaced the CEO with a turn-around expert, added new members to its board, and hired an investment banker to explore strategies to enhance shareholder value. The intermediate result was that the Company shed itself of the money-losing Portamedic Insurance Service line of business, leaving Hooper Holmes to focus its efforts on its so-called Health and Wellness business – which, while a small operation, is a profitable and growing business segment.

The Portamedic sale transaction likely stopped the strain on the company’s cash flow, and more recently the shares experienced a relief rally in 2013, which we used opportunistically to partially reduce our position at a profit to the Fund.

14

Constellation Energy Partners LLC (5.6% of Total Net Assets at December 31, 2013)

In the Fund’s 2012 annual report we wrote about natural-gas and oil MLP, Constellation Energy Partners LLC (CEP). In our opinion, the company is a deep-value play on natural gas fields – primarily in the Cherokee Basin in Oklahoma. You may recall that, as a fiduciary on behalf of all clients managed by the Fund’s adviser, our firm filed a 13D in October of 2012 indicating that our clients are beneficial owners of more than 5% of the Company. That initial letter was followed up with an in-person meeting with the Board of Directors and attendance at the 2012 annual meeting in Houston. We made further filings in 2013 outlining steps to maximize value and/or resume payment of cash distributions to investors, and we attached letters to Constellation Energy Partners’ Board pointing out a number of areas that, in our opinion, require immediate attention to unlock value for investors. It appears our voice was heard, because in in August 2013, Constellation Energy Partners announced that it entered into a new business relationship with Sanchez Oil & Gas Corporation and its affiliate, Sanchez Energy Partners I, LP. In our opinion, this transaction was transformational in the development of the company because it finally provided Constellation Energy Partners with an industry sponsor who was interested in dropping down energy properties and re-instating cash distributions to investors. The market agreed with this assessment, and the stock rallied to a 52-week high of $3.20. Subsequently, however, CEP’s largest owner, PostRock Energy Corporation, sued the Company in Delaware to reverse the transaction because the new arrangement displaced PostRock Energy from having the continued ability to appoint 2 directors and block change-of-control transactions (among other things). The trial has been fast-tracked and is scheduled to begin in late February. We will, no doubt, have further to report on this matter during the course of 2014.

Rainmaker Systems, Inc. (1.1% of Total Net Assets at December 31, 2013)

Finally, you may remember that in 2012, the Fund’s adviser made a shareholder proposal (on behalf of a different fund) requesting that the Rainmaker System’s Board of Directors immediately engage the services of a reputable investment banking firm to pursue a sale of the Company.

That shareholder proposal did not pass at the annual meeting, but it did receive a positive vote by more than 20% of the outstanding shares, and approximately 40% of the shares which were actually voted on the proposal.

A number of changes occurred at Rainmaker in late 2012 and early 2013, including the addition of new directors and a new CEO. While the new management team represented a fresh change of pace, in our opinion, the company did not produce increased revenue from its strategy of prioritizing its platform software sales during the course of the past year. This line of business proved to have a much longer sales-cycle and higher customer switching costs than originally anticipated, and as a result, Rainmaker made some substantial cuts in the last quarter of the year in order to reduce its cash burn. In the coming year, the company plans to focus on its enviable client list of blue-chip software companies in its other two business segments – outsourced-client-service and training. We remain advocates of this turn-around story at this point and hope that management will demonstrate better results from their strategy in 2014.

15

We are currently evaluating other advocacy and activism opportunities for securities held in the Fund, which we hope will produce enhanced value for our investors. Specifically, as we exit or de-emphasize one endeavor it frees up time and energy to pursue others. When we are unsatisfied with “business as usual” attitudes or ones where managements’ interests appear to be misaligned with stockholders, we may choose to become vocal agents of change. For this reason, managing investments calls for us to become activists on your behalf. We do not choose investments to pick a fight, nor do we necessarily flee if we believe that our rights are being trampled underfoot.

We urge you to go to the Fund’s website www.investmentpartnersfunds.com and Investment Partners Asset Management, Inc.’s website www.investmentpartners.com to follow our advocacy and activist efforts.

We remain convinced that the purposes we had when we created this type of fund are fundamentally sound and look forward to demonstrating for you the effectiveness of redefining value investing.

We wish to thank you for your continued ownership and participation. We hope to reward your patience with performance as the years go on.

One of the advantages of a small fund is your ability as owners to interact with us as managers. If any of you would like to know more about our investment style or have any questions or comments please feel free to contact us.

Sincerely,

Frank J. Abella, Jr.	Frank (“Jay”) Abella, III	Gregg Abella

The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Within the discussion above, the percentages shown next to specific securities are the percentages of the Portfolio represented by the security on 12/31/2013.

0583-NLD-2/10/2014

16

Investment Partners Opportunities Fund
PORTFOLIO REVIEW
December 31, 2013 (Unaudited)

The Fund’s performance figures* for the year ended December 31, 2013, compared to its benchmark:

	One Year	Cumulative Since Inception **	Annualized Since Inception **
Investment Partners Opportunities Fund - Class A	14.17%	10.46%	2.54%
Investment Partners Opportunities Fund - Class A with load	7.57%	4.11%	1.02%
S&P 500 Total Return Index ***	32.39%	76.99%	15.51%

Comparison of the Change in Value of a $10,000 Investment

*	The Performance data quoted is historical. Past performance is no guarantee of future results. Current performance may be higher or lower than the performance data quoted. The principal value and investment return of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than their original cost. The returns shown do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or on the redemptions of Fund shares. For performance information current to the most recent month-end, please call 1-866-390-0440.

**	Inception date is January 15, 2010.

***	The S&P 500 Total Return Index is an unmanaged composite of 500 large capitalization companies and includes the reinvestment of dividends. This index is widely used by professional investors as a performance benchmark for large-cap stocks. You cannot invest directly in an index.

Top Ten Industries	% of Net Assets
Oil & Gas	29.7%
Semiconductors	11.7%
Equity Funds	10.4%
Commodity Funds	6.4%
Computers	6.3%
Debt Funds	4.8%
Energy-Alternate Sources	3.2%
Real Estate Investment Trusts	2.5%
Telecommunications	2.5%
Mining	2.1%
Other *	12.2%
Other Assets & Liabilities	8.2%
100.0%

Please refer to the Portfolio of Investments in this annual report for a detailed analysis of the Fund’s holdings.

*	Other industry weightings represent less than 2.1% in the following industries: Beverages, Biotechnology, Chemicals, Commercial Services, Diversified Financial Services, Internet, Office/Business Equipment, Purchased Put Options and Software.
17

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS
December 31, 2013

Shares		Value

	COMMON STOCKS - 68.1%
	BEVERAGES - 1.8%
90,084	SkyPeople Fruit Juice, Inc. *	$157,647

	BIOTECHNOLOGY - 1.8%
135,455	Special Diversified Opportunities, Inc. *	157,128

	CHEMICALS - 1.7%
6,000	American Vanguard Corp.	145,740

	COMMERCIAL SERVICES - 0.9%
142,292	Hooper Holmes, Inc. *	75,415

	COMPUTERS - 6.3%
800	Apple, Inc. +	448,888
374,432	Rainmaker Systems, Inc. *	89,864
		538,752
	DIVERSIFIED FINANCIAL SERVICES - 2.0%
383,500	Aberdeen International, Inc. *	40,229
54,851	Sprott, Inc.	131,697
		171,926
	ENERGY-ALTERNATE SOURCES - 3.2%
21,500	Clean Energy Fuels Corp. *	276,920

	INTERNET - 1.0%
22,050	Zynga, Inc. *	83,790

	MINING - 2.1%
5,000	Silver Wheaton Corp.	100,950
9,000	Yamana Gold, Inc.	77,580
		178,530
	OFFICE/BUSINESS EQUIPMENT - 1.5%
10,561	Xerox Corp. +	128,527

	OIL & GAS - 28.0%
40,000	Advantage Oil & Gas Ltd. *	173,600
2,000	Apache Corp.	171,880
14,000	Arsenal Energy, Inc.	65,895
4,000	Canadian Oil Sands Ltd.	75,240
199,301	Constellation Energy Partners LLC * - MLP	478,322
3,200	Devon Energy Corp. +	197,985
3,000	Enerplus Corp.	54,540
2,000	Exxon Mobil Corp. +	202,400
3,000	EV Energy Partner LP - MLP	101,790
4,400	Noble Corp PLC	164,868
1,200	Occidental Petroleum Corp.	114,120
40,000	Pengrowth Energy Corp. +	248,000
20,000	Rock Energy, Inc. *	65,800
1,600	Sanchez Energy Corp. *	39,216
2,400	Texas Pacific Land Trust	237,528
		2,391,184

See accompanying notes to financial statements.

18

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Shares		Value

	REAL ESTATE INVESTMENT TRUSTS - 2.5%
8,500	Government Properties Income Trust	$211,225

	SEMICONDUCTORS - 11.7%
20,000	Advanced Micro Devices, Inc. *	77,400
22,000	GT Advanced Technologies, Inc. *	191,840
18,000	Micron Technology, Inc. * +	391,680
10,000	OmniVision Technologies, Inc. *	172,000
250	Samsung Electronics Co., Ltd. ^ - GDR	163,250
		996,170
	SOFTWARE - 1.1%
2,500	Microsoft Corp.	93,575

	TELECOMMUNICATIONS - 2.5%
3,000	AT&T, Inc.	105,480
5,000	Cisco Systems, Inc.	112,250
		217,730

	TOTAL COMMON STOCKS (Cost - $5,182,631)	5,824,259

	CLOSED-END FUNDS - 17.2%
	COMMODITY FUNDS - 4.5%
8,000	Central Fund of Canada Ltd. - Cl. A	106,000
10,000	Nuveen Diversified Commodity Fund	151,700
13,000	Sprott Physical Gold Trust *	129,480
		387,180
	DEBT FUNDS - 4.8%
7,456	Aberdeen Global Income Fund, Inc.	77,319
10,555	Cohen & Steers Infrastructure Fund, Inc.	217,434
7,900	First Asset Diversified Convertible Debenture Fund	113,410
		408,163
	EQUITY FUNDS - 6.2%
17,631	BlackRock Dividend Income Trust	228,498
37,782	BlackRock Enhanced Equity Dividend Trust	299,988
		528,486
	OIL & GAS FUND - 1.7%
5,340	Tortoise MLP Fund, Inc.	146,049

	TOTAL CLOSED-END FUNDS (Cost - $1,490,476)	1,469,878

	EXCHANGE TRADED FUNDS - 6.1%
	COMMODITY FUNDS - 1.9%
3,200	iShares Silver Trust *	59,872
3,000	United States Short Oil Fund LP *	102,570
		162,442
	EQUITY FUNDS - 4.2%
11,000	ProShares Short Russell 2000 *	185,790
3,000	ProShares Short S&P 500 *	75,690
2,000	ProShares UltraShort Oil & Gas *	98,420
		359,900

	TOTAL EXCHANGE TRADED FUNDS (Cost - $560,771)	522,342

See accompanying notes to financial statements.

19

Investment Partners Opportunities Fund
PORTFOLIO OF INVESTMENTS (Continued)
December 31, 2013

Contracts **		Value
	PURCHASED OPTIONS - 0.4%
	PURCHASED PUT OPTIONS - 0.4%
15	Amazon.com, Inc., January 2015, Put @ 195	$4,133
10	Facebook, Inc., January 2015, Put @ 50	6,910
6	LinkedIn Corp., January 2015, Put @ 170	10,590
4	Netflix, Inc., January 2015, Put @ 200	3,848
3	Tesla Motors, Inc., January 2015, Put @ 135	8,145
	TOTAL PURCHASED PUT OPTIONS (Cost - $52,752)	33,626

	TOTAL INVESTMENTS - 91.8% (Cost - $7,286,630) (a)	$7,850,105
	OTHER ASSETS AND LIABILITIES - NET - 8.2%	698,660
	TOTAL NET ASSETS - 100.0%	$8,548,765

*	Non-Income producing security.

^	144A - Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may not be resold subject to that rule, except to qualified institutional buyers. At December 31, 2013 securities amounted to $163,250 or 1.9% of net assets

+	All or part of these securities were held as collateral for written call options as of December 31, 2013.

GDR - Global Depositary Receipt

MLP - Master Limited Partnership

(a)	Represents cost for financial reporting purposes. Aggregate cost for federal tax purposes, including call options written, is $7,454,687 and differs from market value by net unrealized appreciation (depreciation) of securities as follows:

Unrealized appreciation	$1,022,403
Unrealized depreciation	(690,024)
Net unrealized appreciation	$332,379

Contracts ***		Value
	CALL OPTIONS WRITTEN
2	Apple, Inc., December 2014, Call @ 580	$2,052
7	Devon Energy Corp., February 2014, Call @ 65	651
7	Exxon Mobil, January 2014, Call @ 100	1,456
10	Exxon Mobil, January 2014, Call @ 102	1,340
80	Micron Technology, Inc., January 2014, Call @ 15	55,040
100	Pengrowth Energy Corp., January 2014, Call @ 6	2,500
	TOTAL CALL OPTIONS WRITTEN - (Premiums received - $29,562) (a)	$63,039

**	Each put option contract allows the holder of the option to sell 100 shares of the underlying security.

***	Each call option contract allows the holder of the option to purchase 100 shares of the underlying security.

See accompanying notes to financial statements.

20

Investment Partners Opportunities Fund

STATEMENT OF ASSETS AND LIABILITIES

December 31, 2013

ASSETS
Investment securities:
At cost	$7,286,630
At value	$7,850,105
Cash	794,212
Receivable for securities sold	253,069
Dividends and interest receivable	16,764
Prepaid expenses	8,875
TOTAL ASSETS	8,923,025

LIABILITIES
Option contracts written (Premiums received $29,562)	63,039
Payable for investments purchased	276,732
Fund shares repurchased	15
Investment advisory fees payable	1,932
Distribution (12b-1) fees payable	2,615
Fees payable to other affiliates	10,747
Accrued expenses and other liabilities	19,180
TOTAL LIABILITIES	374,260
NET ASSETS	$8,548,765

Net Assets Consist Of:
Paid in capital	$8,320,836
Accumulated net investment loss	(164,954)
Accumulated net realized loss from investments, options written and foreign currency transactions	(137,113)
Net unrealized appreciation on investments, options written, and foreign currency translations	529,996
NET ASSETS	$8,548,765

Net Asset Value Per Share:
Class A Shares:
Net Assets	$8,548,765
Shares of beneficial interest outstanding [$0 par value, unlimited shares authorized]	835,520
Net asset value (Net Assets divided by Shares Outstanding) and redemption price per share	$10.23
Maximum offering price per share (maximum sales charges of 5.75%) (a)	$10.85

(a)	On investments of $1 million or more, the maximum sales charge will not apply. Instead the investment may be subject to a 1.00% contingent deferred sales charge on shares redeemed during the first 12 months.

See accompanying notes to financial statements.

21

Investment Partners Opportunities Fund

STATEMENT OF OPERATIONS

For the Year Ended December 31, 2013

INVESTMENT INCOME
Dividends (Net of $11,730 foreign taxes withheld)	$145,499
Interest	1,463
TOTAL INVESTMENT INCOME	146,962

EXPENSES
Investment advisory fees	125,840
Administrative services fees	38,206
Transfer agent fees	32,643
Distribution (12b-1) fees	29,363
Accounting services fees	28,037
Audit fees	17,123
Compliance officer fees	14,448
Legal fees	14,888
Registration fees	13,033
Printing and postage expenses	7,104
Trustees’ fees and expenses	7,625
Custodian fees	5,425
Non 12b-1 shareholder services fees	2,310
Insurance expense	551
Other expenses	1,621
TOTAL EXPENSES	338,217
Fees waived by the Advisor	(107,499)
NET EXPENSES	230,718

NET INVESTMENT LOSS	(83,756)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS
Net realized gain (loss) from:
Investments	(90,716)
Options written	57,315
Foreign currency	(147)
Net realized loss from investments, options written and foreign currency transactions	(33,548)

Distributions of realized gains from underlying investment companies	6,101

Net change in unrealized appreciation (depreciation) from:
Investments	1,257,449
Options written	(34,565)
Foreign currency translations	16
Net change in unrealized appreciation (depreciation) from investments, options written and foreign currency translations	1,222,900

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS, OPTIONS WRITTEN AND FOREIGN CURRENCY TRANSACTIONS	1,195,453

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$1,111,697

See accompanying notes to financial statements.

22

Investment Partners Opportunities Fund

STATEMENTS OF CHANGES IN NET ASSETS

	Year Ended	Year Ended
	December 31, 2013	December 31, 2012
OPERATIONS
Net investment loss	$(83,756)	$(63,619)
Net realized loss from investments, options written, and foreign currency transactions	(33,548)	(64,059)
Distributions of realized gains from underlying investment companies	6,101	1,195
Net change in unrealized appreciation (depreciation) on investments, options written and foreign currency translations	1,222,900	(85,036)
Net Increase (Decrease) in Net Assets Resulting From Operations	1,111,697	(211,519)

DISTRIBUTIONS TO SHAREHOLDERS
From net investment income	—	(23,780)
From net realized gains	—	(63,805)
Net decrease in net assets from distributions to shareholders	—	(87,585)

BENEFICIAL INTEREST TRANSACTIONS:
Proceeds from shares sold	42,400	152,700
Net asset value of shares issued in reinvestment of distributions to shareholders	—	70,698
Payments for shares redeemed	(762,263)	(339,919)
Net decrease in net assets from shares of beneficial interest	(719,863)	(116,521)

TOTAL INCREASE (DECREASE) IN NET ASSETS	391,834	(415,625)

NET ASSETS
Beginning of Year	8,156,931	8,572,556
End of Year*	$8,548,765	$8,156,931
* Includes accumulated net investment loss of:	$(164,954)	$(148,219)

SHARE ACTIVITY
Class A Shares:
Shares Sold	4,487	16,124
Shares Reinvested	—	7,803
Shares Redeemed	(79,388)	(36,540)
Net decrease in shares of beneficial interest outstanding	(74,901)	(12,613)

See accompanying notes to financial statements.

23

Investment Partners Opportunities Fund

FINANCIAL HIGHLIGHTS

Per Share Data and Ratios for a Share of Beneficial Interest Outstanding Throughout Each Period

	Class A
	Year Ended	Year Ended	Year Ended	Period Ended
	December 31,	December 31,	December 31,	December 31,
	2013	2012	2011	2010 (1)

Net Asset Value, Beginning of Period	$8.96	$9.29	$10.78	$10.00
Income (loss) from investment operations:
Net investment loss (2)	(0.10)	(0.07)	(0.10)	(0.14)
Net realized and unrealized gain (loss) on investments	1.37	(0.16)	(1.00)	1.19
Total from investment operations	1.27	(0.23)	(1.10)	1.05

Less distributions from:
Net investment income	—	(0.03)	—	—
Net realized gains	—	(0.07)	(0.39)	(0.27)
Total from distributions	—	(0.10)	(0.39)	(0.27)

Net Asset Value, End of Period	$10.23	$8.96	$9.29	$10.78

Total return (3)	14.17%	(2.53)%	(10.19)%	10.52	% (4)

Ratios/Supplemental Data
Net assets, end of period (000s)	$8,549	$8,157	$8,573	$9,796
Ratio of gross expenses to average net assets (5)	4.03%	3.85%	3.64%	4.09	% (6)
Ratio of net expenses to average net assets (5)	2.75%	2.75%	2.75%	2.75	% (6)
Ratio of net investment loss to average net assets (5,7)	(1.01)%	(0.74)%	(0.91)%	(1.39	)% (6)
Portfolio Turnover Rate	67%	88%	146%	124	% (4)

(1)	The Investment Partners Opportunities Fund commenced operations on January 15, 2010.

(2)	Per share amounts calculated using the average share method, which appropriately presents the per share data for the period.

(3)	Total returns shown are historical in nature and assume changes in share price, reinvestment of dividends, and capital gain distributions, if any, and exclude the effect of applicable sales loads. Had the Advisor not waived a portion of its fees, total returns would have been lower.

(4)	Not annualized.

(5)	The ratios of expenses to average net assets and net investment loss to average net assets do not reflect the expenses of the underlying investment companies in which the Fund invests.

(6)	Annualized.

(7)	Recognition of net investment loss by the Fund is affected by the timing of the declaration of dividends by the underlying investments in which the Fund invests.

See accompanying notes to financial statements.

24

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS

December 31, 2013

1.	ORGANIZATION

The Investment Partners Opportunities Fund (the “Fund”) is a separate non-diversified series of shares of beneficial interest of Northern Lights Fund Trust (the “Trust”), a trust organized under the laws of the State of Delaware on January 19, 2005, and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The Fund’s primary investment objective is long-term capital appreciation with income as a secondary objective.

The Fund currently offers Class A shares only. Class A shares are offered at net asset value plus a maximum sales charge of 5.75%.

2.	SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. These policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of the financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Securities Valuation – Securities listed on an exchange are valued at the last reported sale price at the close of the regular trading session of the primary exchange on the business day the value is being determined, or in the case of securities listed on NASDAQ at the NASDAQ Official Closing Price (“NOCP”). In the absence of a sale such securities shall be valued at the mean between the current bid and ask prices on the day of valuation. Options contracts listed on a securities exchange or board of trade for which market quotations are readily available shall be valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the day of valuation. Option contracts not listed on a securities exchange or board of trade for which over-the-counter market quotations are readily available shall be valued at the mean between the current bid and ask prices on the day of valuation. Index options shall be valued at the mean between the current bid and ask prices on the day of valuation. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, are valued at amortized cost.

The Fund may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees (the “Board”).  The Board has delegated execution of these procedures to a fair value team composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The team may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value.  The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Exchange Traded Funds – The Fund may invest in exchange traded funds (“ETFs”). ETFs are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track the performance and dividend yield of a particular domestic or foreign market index. The Fund may purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although the lack of liquidity on an ETF could result in it being more volatile. Additionally, ETFs have fees and expenses that reduce their value.

Valuation of Fund of Funds - The Fund may invest in portfolios of open-end or closed-end investment companies (the “Underlying Funds”). The Underlying Funds value securities in their portfolios for which market quotations are readily available at their market values (generally the last reported sale price) and all other securities and assets at their fair value to the methods established by the board of directors of the Underlying Funds.

25

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Open-ended funds are valued at their respective net asset values as reported by such investment companies. The shares of many closed-end investment companies, after their initial public offering, frequently trade at a price per share, which is different than the net asset value per share. The difference represents a market premium or market discount of such shares. There can be no assurances that the market discount or market premium on shares of any closed-end investment company purchased by the Fund will not change.

Fair Value Team and Valuation Process - This team is composed of one or more representatives from each of the (i) Trust, (ii) administrator, and (iii) Advisor.  The applicable investments are valued collectively via inputs from each of these groups.  For example, fair value determinations are required for the following securities:  (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source), (ii) securities for which, in the judgment of the Advisor, the prices or values available do not represent the fair value of the instrument.  Factors which may cause the Advisor to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Fund’s calculation of its net asset value.  Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses.  Restricted or illiquid securities, such as private placements or non-traded securities, are valued via inputs from the Advisor based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances).  If the Advisor is unable to obtain a current bid from such independent dealers or other independent parties, the fair value team shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Fund’s holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

The Fund utilizes various methods to measure the fair value of all of its investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuation methods. The three levels of input are:

Level 1 – Unadjusted quoted prices in active markets for identical assets and liabilities that the Fund has the ability to access.

Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument in an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

26

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following tables summarize the inputs used as of December 31, 2013 for the Fund’s investments measured at fair value:

Assets *	Level 1	Level 2	Level 3	Total
Common Stocks	$5,824,259	$—	$—	$5,824,259
Closed - End Funds	1,469,878	—	—	1,469,878
Exchange Traded Funds	522,342	—	—	522,342
Purchased Options	21,348	12,278	—	33,626
Total	$7,837,827	$12,278	$—	$7,850,105

Liabilities *	Level 1	Level 2	Level 3	Total
Call Options Written	$63,039	$—	$—	$63,039
Total	$63,039	$—	$—	$63,039

The Fund did not hold any Level 3 securities during the year.

There were no transfers into or out of Level 1 and Level 2 during the year. It is the Fund’s policy to recognize transfers into and out of Level 1 and Level 2 at the end of the reporting period.

*	Refer to the Portfolio of Investments for industry classifications.

Cash – The Fund considers its investment in an FDIC insured interest bearing savings account to be cash. The Fund maintains cash balances, which, at times, may exceed federally insured limits. The Fund maintains these balances with a high quality financial institution.

Security Transactions and Related Income – Security transactions are accounted for on trade date. Interest income is recognized on an accrual basis. Discounts are accreted and premiums are amortized on securities purchased over the lives of the respective securities. Dividend income is recorded on the ex-dividend date. Realized gains or losses from sales of securities are determined by comparing the identified cost of the security lot sold with the net sales proceeds.

Foreign Currency Transactions – All assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities and income and expenses are translated at the rate of exchange quoted on the respective date that such transactions are recorded. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Dividends and Distributions to Shareholders – Dividends from net investment income, if any, are declared and paid annually. Distributable net realized capital gains, if any, are declared and distributed annually. Dividends from net investment income and distributions from net realized gains are determined in accordance with Federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either temporary (e.g., deferred losses, capital loss carry forwards) or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within the composition of net assets based on their Federal tax-basis treatment. Temporary differences do not require reclassification. Any such reclassifications will have no effect on net assets, results of operations, or net asset values per share of the Fund.

27

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Federal Income Tax – It is the Fund’s policy to continue to qualify as a regulated investment company by complying with the provisions of the Internal Revenue Code that are applicable to regulated investment companies and to distribute substantially all of its taxable income and net realized gains to shareholders. Therefore, no Federal income tax provision is required.

The Fund recognizes the tax benefits of uncertain tax positions only where the position is “more likely than not” to be sustained assuming examination by tax authorities. Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for the open tax years (2010-2012) or expected to be taken for the Fund’s 2013 tax return. The Fund identifies its major tax jurisdictions as U.S. Federal and Nebraska, and foreign jurisdictions where the Fund makes significant investments. The Fund is not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will change materially in the next twelve months.

Expenses – Expenses of the Trust that are directly identifiable to a specific fund are charged to that fund. Expenses, which are not readily identifiable to a specific fund, are allocated in such a manner as deemed equitable, taking into consideration the nature and type of expense and the relative sizes of the funds in the Trust.

Indemnification – The Trust indemnifies its officers and Trustees for certain liabilities that may arise from the performance of their duties to the Trust. Additionally, in the normal course of business, the Fund enters into contracts that contain a variety of representations and warranties and which provide general indemnities. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the risk of loss due to these warranties and indemnities appears to be remote.

3.	INVESTMENT TRANSACTIONS

For the year ended December 31, 2013, cost of purchases and proceeds from sales of portfolio securities, other than short-term investments, amounted to $5,521,393 and $4,964,695, respectively.

Options Transactions – The Fund is subject to equity price risk in the normal course of pursuing its investment objective and may utilize call and put options to attempt to protect against possible changes in the market value of securities held in or to be purchased for the Fund’s portfolio and to generate income or gain for the Fund. The Fund may write (sell) covered call options and purchase call and put options.

When the Fund writes an option, an amount equal to the premium received is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option. Written and purchased options are non-income producing securities. If an option expires on its stipulated expiration date or if the Fund enters into a closing purchase transaction, a gain or loss is realized. If a written call option is exercised, a gain or loss is realized for the sale of the underlying security and the proceeds from the sale are increased by the premium originally received. As writer of an option, the Fund has no control over whether the option will be exercised and, as a result, retains the market risk of an unfavorable change in the price of the security underlying the written option. The net change in unrealized appreciation/(depreciation) on options written was ($34,565) as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from Options written” on the Statement of Operations. The net change in unrealized appreciation/(depreciation) on options purchased was ($19,126) as of the year end and is included in the line marked “Net change in unrealized appreciation/(depreciation) from investments” on the Statement of Operations.

For the year ended December 31, 2013, the Fund had net gains on options written in the amount of $57,315, which is included in net realized gain from options written in the Statement of Operations. For the year ended December 31, 2013, the Fund had net losses on options purchased in the amount of ($53,383), which is included in net realized loss from investments in the Statement of Operations. The derivative instruments outstanding as of December 31, 2013 as disclosed in the Schedule of Investments and the amounts of realized and changes in unrealized gains and losses on derivative instruments during the year as disclosed in the Statement of Operations serve as indicators of the volume activity for the Fund.

28

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

Option Contracts Written

The number of option contracts written and the premiums received by the Fund during the year ended December 31, 2013, were as follows:

Written Call Options
	Number of Contracts	Premium Received
Options outstanding, beginning of year	29	$3,729
Options written	2,140	157,484
Options exercised	(659)	(50,772)
Options expired	(1,136)	(62,906)
Options closed	(168)	(17,973)
Options outstanding, end of year	206	$29,562

Offsetting of Financial Assets and Derivative Assets

The following table presents the Funds’ liability derivatives available for offset under a master netting arrangement net of collateral pledged as of December 31, 2013.

Liabilities:			Gross Amounts of Assets Presented in the Statement of Assets & Liabilities
Description	Gross Amounts of Recognized Liabilities		Financial Instruments Pledged		Cash Collateral Pledged	Net Amount of Assets
Options Written Contracts	$63,039	(1)	$63,039	(2)	$—	$—
Total	$63,039		$63,039		$—	$—

(1)	Written options at value as presented in the Portfolio of Investments.

(2)	The amount is limited to the derivative liability balance and, accordingly, does not include excess collateral pledged.

4.	INVESTMENT ADVISORY AGREEMENT / TRANSACTIONS WITH AFFILIATES

Investment Partners Asset Management, Inc. serves as the Fund’s investment advisor (the “Advisor”). The Fund has employed Gemini Fund Services, LLC (“GFS”) to provide administration, fund accounting, and transfer agent services. A Trustee and certain officers of the Fund are also officers of GFS, and are not paid any fees directly by the Fund for serving in such capacities.

Pursuant to an advisory agreement with the Trust, on behalf of the Fund, the Advisor, under the oversight of the Board, directs the daily operations of the Fund and supervises the performance of administrative and professional services provided by others. As compensation for its services and the related expenses borne by the Advisor, the Fund pays the Advisor an advisory fee, computed and accrued daily and paid monthly, at an annual rate of 1.50% of the Fund’s average daily net assets.

Pursuant to a written contract (the “Waiver Agreement”), the Advisor has agreed, at least until April 30, 2014, to waive a portion of its advisory fee and has agreed to reimburse the Fund for other expenses to the extent necessary so that the total expenses incurred by the Fund (exclusive of any front-end or contingent deferred loads, brokerage fees and commissions,

29

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes, and extraordinary expenses, such as litigation expenses (which may include indemnification of Fund officers and Trustees, contractual indemnification of Fund service providers (other than the Advisor)), do not exceed 2.75% per annum of the Fund’s average daily net assets for Class A shares. During the year ended December 31, 2013, the Advisor waived fees of $107,499.

If the Advisor waives any fee or reimburses any expense pursuant to the Waiver Agreement, and the Fund’s operating expenses attributable to Class A shares are subsequently less than 2.75% of average daily net assets, the Advisor shall be entitled to be reimbursed by the Fund for such waived fees or reimbursed expenses provided that such reimbursement does not cause the Fund’s expenses to exceed 2.75% of average daily net assets for Class A. If Fund operating expenses attributable to Class A shares subsequently exceed 2.75% per annum of the Fund’s average daily net assets, the reimbursements shall be suspended. The Advisor may seek reimbursement only for expenses waived or paid by it during the three fiscal years prior to such reimbursement; provided, however, that such expenses may only be reimbursed to the extent they were waived or paid after the date of the Waiver Agreement (or any similar agreement). These deferrals and reimbursements will expire as follows: $83,850 expiring on December 31, 2014, $94,887 expiring on December 31, 2015, and $107,499 expiring on December 31, 2016.

The Trust, with respect to the Fund, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Class A shares (the “Plan”). The Plan provides that a monthly service and/or distribution fee is calculated by the Fund at an annual rate of 0.35% of its average daily net assets for Class A shares which is paid to Northern Lights Distributors, LLC (the “Distributor”) to provide compensation for ongoing shareholder servicing and distribution-related activities or services and/or maintenance of the Fund’s shareholder accounts not otherwise required to be provided by the Advisor. During the year ended December 31, 2013, pursuant to the Plan, Class A shares paid $29,363.

The Distributor acts as the Fund’s principal underwriter in a continuous public offering of the Fund’s Class A shares. The Distributor is an affiliate of GFS. During the year ended December 31, 2013, the Distributor did not receive underwriting commissions for sales of Class A shares.

During the year ended December 31, 2013, T.R. Winston & Company, a registered broker/dealer and an affiliate of the Advisor executed trades on behalf of the Fund. The trades were cleared through Pershing LLC. For the year ended December 31, 2013, T.R. Winston & Company received $21,587 in trade commissions.

Pursuant to separate servicing agreements with GFS, the Fund pays GFS customary fees for providing administration, fund accounting and transfer agency services to the Fund. GFS provides a Principal Executive Officer and a Principal Financial Officer to the Fund.

In addition, certain affiliates of GFS provide ancillary services to the Fund as follows:

Northern Lights Compliance Services, LLC (“NLCS”), an affiliate of GFS, provides a Chief Compliance Officer to the Trust, as well as related compliance services, pursuant to a consulting agreement between NLCS and the Trust. Under the terms of such agreement, NLCS receives customary fees from the Fund.

Gemcom, LLC (“Gemcom”), an affiliate of GFS, provides EDGAR conversion and filing services as well as print management services for the Fund on an ad-hoc basis. For the provision of these services, Gemcom receives customary fees from the Fund.

30

Investment Partners Opportunities Fund

NOTES TO FINANCIAL STATEMENTS (Continued)

December 31, 2013

5.	DISTRIBUTIONS TO SHAREHOLDERS AND TAX COMPONENTS OF CAPITAL

The tax character of fund distributions paid for the year ended December 31, 2012 was as follows:

Fiscal Year Ended
December 31, 2012
Ordinary Income	$78,601
Long-Term Capital Gain	8,585
Return of Capital	399
$87,585

There was no distribution for fiscal year ended December 31, 2013.

As of December 31, 2013, the components of accumulated earnings/(deficit) on a tax basis were as follows:

Capital Loss	Post October Loss	Unrealized	Total
Carry	and	Appreciation/	Accumulated
Forwards	Late Year Loss	(Depreciation)	Earnings/(Deficits)
$(29,374)	$(75,074)	$332,377	$227,929

The difference between book basis and tax basis accumulated net investment losses, accumulated net realized loss, and unrealized appreciation from investments is primarily attributable to the tax deferral of losses on wash sales, and adjustments for real estate investment trusts and publicly traded partnerships.

Late year losses incurred after December 31 and currency losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such late year losses of $86.

Capital losses incurred after October 31 within the fiscal year are deemed to arise on the first business day of the following fiscal year for tax purposes. The Fund incurred and elected to defer such capital losses of $74,988.

At December 31, 2013, the Fund had capital loss carry forwards for federal income tax purposes available to offset future capital gains as follows:

Non-Expiring Short-Term	Non-Expiring Long-Term	Total
$—	$(29,374)	$(29,374)

Permanent book and tax differences, primarily attributable to the book/tax basis treatment of foreign currency gains/(losses), the reclass of net operating losses and ordinary income distributions, and adjustments related to real estate investment trusts, publicly traded partnerships and grantor trusts, resulted in reclassification for the year ended December 31, 2013 as follows:

Paid	Accumulated	Accumulated
In	Net Investment	Net Realized
Capital	Loss	Loss
$(79,328)	$67,021	$12,307

6.	SUBSEQUENT EVENTS

Subsequent events after the date of the Statement of Assets and Liabilities have been evaluated through the date the financial statements were issued. Management has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholders of the Investment Partners Opportunities Fund and
the Board of Trustees of Northern Lights Fund Trust

We have audited the accompanying statement of assets and liabilities of Investment Partners Opportunities Fund, a series of shares of beneficial interest of Northern Lights Fund Trust (the “Fund”), including the portfolio of investments, as of December 31, 2013, and the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the three-year period then ended and the period January 15, 2010 (commencement of operations) through December 31, 2010. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2013 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Investment Partners Opportunities Fund as of December 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and its financial highlights for each of the years in the three-year period then ended and the period January 15, 2010 (commencement of operations) through December 31, 2010, in conformity with accounting principles generally accepted in the United States of America.

BBD, LLP

Philadelphia, Pennsylvania

February 28, 2014

32

Investment Partners Opportunities Fund

EXPENSE EXAMPLES

December 31, 2013 (Unaudited)

As a shareholder of the Investment Partners Opportunities Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases; (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Investment Partners Opportunities Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from July 1, 2013 through December 31, 2013.

Actual Expenses

The “Actual Expenses” line in the table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The “Hypothetical” line in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balances or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads). Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account Value	Account Value	During Period
	07/01/2013	12/31/2013	07/01/2013 – 12/31/2013*
Actual	$1,000.00	$ 1,096.50	$14.53
Hypothetical (5% return before expenses)	$1,000.00	$1,011.34	$13.94

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, 2.75%, multiplied by the number of days in the period (184) divided by the number of days in the fiscal year (365).
33

Investment Partners Opportunities Fund

PROXY VOTING (Unaudited)

December 31, 2013

At a Special Meeting of Shareholders of the Trust, held at the offices of GFS, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on Tuesday, September 10, 2013, Trust shareholders of record as of the close of business on July 22, 2013 voted to approve the following proposal:

Proposal 1: To elect Mark Garbin, Mark D. Gersten, John V. Palancia, Andrew Rogers and Mark H. Taylor to the Board of Trustees of the Trust.

	Shares Voted	Shares Voted Against
	In Favor	or Abstentions
Mark Garbin	609,702,446	7,380,704
Mark D. Gersten	609,750,246	7,332,904
John V. Palancia	609,370,118	7,713,033
Andrew Rogers	609,691,730	7,391,421
Mark H. Taylor	608,885,975	8,197,175

Effective September 24, 2013, Michael Miola resigned from the Board of Trustees.

34

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited)

December 31, 2013

Investment Partners Opportunities Fund (Adviser – Investment Partners Asset Management, Inc.)*

In connection with the June 19 and 20, 2013 and August 13, 2013 regular meetings of the Board of Trustees (the “Trustees” or the “Board”) of the Northern Lights Fund Trust (the “Trust”), including a majority of the Trustees who are not “interested persons,” as that term is defined in the Investment Company Act of 1940, as amended, the Trustees discussed the renewal of an investment advisory agreement (the “Advisory Agreement”) between Investment Partners Asset Management, Inc. (“IPAM”) and the Trust, with respect to Investment Partners Opportunities Fund (the “Fund”). In considering the renewal of the Advisory Agreement, the Board received materials specifically relating to the Advisory Agreement.

Counsel assisted the Trustees throughout the Advisory Agreement review process. The Trustees relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating the Advisory Agreement and the weight to be given to each such factor. The conclusions reached by the Trustees were based on a comprehensive evaluation of all of the information provided and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to the Advisory Agreement.

Nature, Extent and Quality of Services. The Trustees took into consideration that IPAM is a family run business with approximately $95 million in assets under management and has been providing a diverse client base with customized investment management services since 1995, with a goal of growing capital and seeking rates of return appropriate with each client’s risk level. The Trustees also reviewed the key personnel responsible for servicing the Fund and noted that each such person has approximately 20 years of professional experience. The Trustees noted IPAM provides the Fund with research, portfolio management, compliance and marketing services. The Trustees considered that IPAM seeks to manage the Fund utilizing a combination of uncommon investing styles focused on value investing, special situation analysis, and shareholder advocacy in looking for undervalued or discounted investments. They noted IPAM examines and analyzes over a dozen characteristics for each company to determine if its stock is undervalued when seeking potential investments for the Fund. The Trustees considered that the firm’s CCO reviews daily, weekly and monthly reports to monitor compliance of the Fund’s activities and to ensure adherence to investment limitations and the Fund’s prospectus. After further discussion, the Trustees concluded that, based on its previous experience with IPAM, they are satisfied that IPAM can continue to provide a high level of quality service expected by the Trustees and Fund shareholders.

Performance. The Trustees reviewed the Fund’s performance over the last one year and since inception in 2010, noting that it significantly underperformed the Morningstar Mid Cap Value Category and S&P 500 Total Return Index for both periods specifically that the Fund has returned 0.94% since inception compared to 12.86% and 13.29% for the category and Index, respectively. They also noted that the Fund outperformed the peer group average since inception (0.94% vs. 0.74%). They noted the Fund had negative performance (-0.09%) for the one year while the peer group average was positive, the Morningstar Mid Cap Value category average was 19.42% and S&P 500 Total Return Index was 16.89%. They discussed IPAM’s expectations for stronger performance over a full market cycle. They considered the Fund’s poor performance, overall, noting that the Fund holds master limited partnerships which have performed poorly in general. The Trustees agreed that the special situations are deep value, multiple-year strategies that may not correlate to the equity markets in general and may not produce strong returns for several years. The Trustees concluded that IPAM is seeking to achieve the Fund’s objective and performance appears to be improving.

35

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Fees and Expenses. The Trustees noted the Fund’s management fee is 1.50%, but after fee waivers was 0.40% for the last fiscal year. They noted the contractual fee is only slightly higher than the peer group average of 1.45%, but higher than the Morningstar category average of 0.74%. The Trustees considered, however, that the Fund is very small, compared to larger funds in the category which may benefit from economies of scale. After discussion, the Trustees concluded the reduced fee is not unreasonable considering the labor intensive strategy, the activism component of the services and the portfolio managers’ experience.

Economies of Scale. The Trustees noted the absence of breakpoints at this time, but considered, given the size of the Fund, breakpoints are not realistic at this time. They further noted that IPAM had agreed, in its 15(c) responses, to discuss breakpoints when the Fund’s assets reach $100 million. They concluded to monitor the Fund asset levels annually and discuss breakpoints in the future as economies are realized.

Profitability. The Trustees reviewed the profitability analysis provided by IPAM. They noted IPAM has not realized a profit from the Fund. After discussion, the Trustees concluded that IPAM is committed to the Fund and this investment strategy for its clients, noting IPAM had stated the Fund is close to break even and IPAM will continue to reimburse Fund expenses.

Conclusion. Having requested and received such information from IPAM as the Trustees believed to be reasonably necessary to evaluate the terms of the Advisory Agreement, and as assisted by the advice of independent counsel, the Trustees concluded that the advisory fee structure is reasonable and that renewal of the Advisory Agreement with the Adviser is in the best interest of the shareholders of the Fund.

*	Due to the timing of the contract renewal schedule, these deliberations may or may not relate to the current performance results of the Fund.
36

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

The following is a list of the Trustees and executive officers of the Trust and each person’s principal occupation over the last five years. Unless otherwise noted, the address of each Trustee and Officer is 17605 Wright Street, Suite 2, Omaha, Nebraska 68130.

Independent Trustees

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Anthony J. Hertl^ Born in 1950	Trustee Since 2005; Chairman of the Board since 2013	Consultant to small and emerging businesses (since 2000).	105	AdvisorOne Funds (16 portfolios) (2004-2013); Alternative Strategies Fund (since June 2010); Satuit Capital Management Trust; The Z-Seven Fund, Inc. (2007 – May, 2010), Greenwich Advisers Trust (2007- February 2011), Global Real Estate Fund (2008-2011), The World Funds Trust (2010-2013) and Northern Lights Variable Trust (since 2006)
Gary W. Lanzen^ Born in 1954	Trustee Since 2005	President, Orizon Investment Counsel, Inc. (2000-2006); Chief Investment Officer (2000 -2010); Founder and Partner, Orizon Group, Inc. (a financial services company) (2000-2006).	105	AdvisorOne Funds (16 portfolios) (since 2003); Alternative Strategies Fund (2010-2011); Northern Lights Variable Trust (since 2006)
Mark H. Taylor^ Born in 1964	Trustee Since 2007	Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (since 2009); John P. Begley Endowed Chair in Accounting, Creighton University (2002 – 2009); Former member of the AICPA Auditing Standards Board, AICPA (2008-2011).	131	Alternative Strategies Fund (since 2010); Lifetime Achievement Mutual Fund, Inc. (LFTAX) (Director and Audit Committee Chairman) (2007-2012); NLFT III (since February 2012); Northern Lights Variable Trust (since 2007)
John V. Palancia Born in 1954	Trustee Since 2011	Retired (since 2011). Formerly, Director of Futures Operations, Merrill Lynch, Pierce, Fenner & Smith Inc. (1975-2011).	131	Northern Lights Variable Trust (since 2011); NLFT III (since February 2012); Alternative Strategies Fund (since 2012)
Mark D. Gersten Born in 1950	Trustee Since 2013	Independent Consultant (since 2012); Senior Vice President – Global Fund Administration Mutual Funds & Alternative Funds, AllianceBernstein LP (1985 – 2011).	105	Schroder Global Series Trust and Two Roads Shared Trust (since 2012); Northern Lights Variable Trust (since 2013)
Mark Garbin Born in 1951	Trustee Since 2013	Managing Principal, Coherent Capital Management LLC (since 2007); Managing Director and Head of Equity Derivatives -Americas, Rabobank International (2006-2007).	105	Two Roads Shared Trust (since 2012); Forethought Variable Insurance Trust (since 2013) (Lead Independent and Chairman of the Valuation Committee); Northern Lights Variable Trust (since 2013)

12/31/13 – NLFT_v4

37

Investment Partners Opportunities Fund

SUPPLEMENTAL INFORMATION (Unaudited) (Continued)

December 31, 2013

Interested Trustees and Officers

Name, Address and Year of Birth	Position/Term of Office*	Principal Occupation During the Past Five Years	Number of Portfolios in Fund Complex** Overseen by Trustee	Other Directorships held by Trustee During the Past Five Years
Andrew Rogers 80 Arkay Drive*** Hauppauge, NY 11788 Born in 1969	Trustee Since 2013; President Since 2006	Chief Executive Officer, Gemini Alternative Funds, LLC (since 2013); Chief Executive Officer , Gemini Hedge Fund Services, LLC (since 2013); Chief Executive Officer, Gemini Fund Services, LLC (since 2012); President and Manager, Gemini Fund Services, LLC (2006 - 2012); Formerly Manager, Northern Lights Compliance Services, LLC (2006 – 2008); and President and Manager, GemCom LLC (2004 - 2011).	105	Northern Lights Variable Trust (since 2013)
Kevin E. Wolf 80 Arkay Drive Hauppauge, NY 11788 Born in 1969	Treasurer Since 2006	President, Gemini Fund Services, LLC (since 2012); Director of Fund Administration, Gemini Fund Services, LLC (2006 - 2012); and Vice-President, GemCom, LLC (2004 - 2013).	N/A	N/A
James P. Ash 80 Arkay Drive Hauppauge, NY 11788 Born in 1976	Secretary Since 2011	Senior Vice President, Gemini Fund Services, LLC (since 2012); Vice President, Gemini Fund Services, LLC (2011 - 2012); Director of Legal Administration, Gemini Fund Services, LLC (2009 - 2011); Assistant Vice President of Legal Administration, Gemini Fund Services, LLC (2008 - 2011).	N/A	N/A
Lynn Bowley 17605 Wright Street Suite 2, Omaha, NE 68130 Born in 1958	Chief Compliance Officer Since 2007	Compliance Officer of Northern Lights Compliance Services, LLC (since 2007); Vice President of Investment Support Services for Mutual of Omaha Companies (2002 – 2006).	N/A	N/A

*	The term of office for each Trustee and officer listed above will continue indefinitely until the individual resigns or is removed.

**	The term “Fund Complex” includes the Northern Lights Fund Trust (“NLFT”), Northern Lights Fund Trust III (“NLFT III”) and the Northern Lights Variable Trust (“NLVT”).

***	Andrew Rogers is an “interested person” of the Trust as that term is defined under the 1940 Act, because of his affiliation with Gemini Fund Services, LLC, (the Trust’s Administrator, Fund Accountant, Transfer Agent).

^	These Trustees were named in the SEC order instituting settled administrative proceedings against Northern Lights Compliance Services, LLC, Gemini Fund Services, LLC and certain Trustees. For more information, please see the “Legal Proceedings” in the Fund’s Statement of Additional Information (“SAI”).

The SAI includes additional information about the Trustees and is available free of charge, upon request, by calling toll-free at 1-866-390-0440.

12/31/13 – NLFT_v4

38

PRIVACY NOTICE

Northern Lights Fund Trust

Rev. February 2014

FACTS	WHAT DOES NORTHERN LIGHTS FUND TRUST DO WITH YOUR PERSONAL INFORMATION?

Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some, but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?

The types of personal information we collect and share depends on the product or service that you have with us. This information can include:

●         Social Security number and wire transfer instructions

●         account transactions and transaction history

●         investment experience and purchase history

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Northern Lights Fund Trust chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information:	Does Northern Lights Fund Trust share information?	Can you limit this sharing?
For our everyday business purposes - such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus.	YES	NO
For our marketing purposes - to offer our products and services to you.	NO	We don’t share
For joint marketing with other financial companies.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your transactions and records.	NO	We don’t share
For our affiliates’ everyday business purposes - information about your credit worthiness.	NO	We don’t share
For nonaffiliates to market to you	NO	We don’t share

QUESTIONS?	Call 1-402-493-4603
39

PRIVACY NOTICE

Northern Lights Fund Trust

What we do:
How does Northern Lights Fund Trust protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings.

Our service providers are held accountable for adhering to strict policies and procedures to prevent any misuse of your nonpublic personal information.

How does Northern Lights Fund Trust collect my personal information?

We collect your personal information, for example, when you

●     open an account or deposit money

●     direct us to buy securities or direct us to sell your securities

●     seek advice about your investments

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

●     sharing for affiliates’ everyday business purposes – information about your creditworthiness.

●     affiliates from using your information to market to you.

●     sharing for nonaffiliates to market to you.

State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with its affiliates.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. ● Northern Lights Fund Trust does not share with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. ● Northern Lights Fund Trust doesn’t jointly market.
40

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PROXY VOTING POLICY

Information regarding how the Fund voted proxies relating to portfolio securities for the most recent twelve month period ended June 30 as well as a description of the policies and procedures that the Fund uses to determine how to vote proxies is available without charge, upon request, by calling 1-866-390-0440 or by referring to the Securities and Exchange Commission’s (“SEC”) website at http://www.sec.gov.

PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Form N-Q is available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, DC (1-800-SEC-0330). The information on Form N-Q is available without charge, upon request, by calling 1-866-390-0440.

INVESTMENT ADVISOR

Investment Partners Asset Management, Inc.
One Highland Avenue
Metuchen, NJ 08840

ADMINISTRATOR

Gemini Fund Services, LLC
80 Arkay Drive, Suite 110
Hauppauge, New York 11788

Item 2. Code of Ethics.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party.

(b)

For purposes of this item, “code of ethics” means written standards that are reasonably designed to deter wrongdoing and to promote:

(1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

(2)

Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

(3)

Compliance with applicable governmental laws, rules, and regulations;

(4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

(5)

Accountability for adherence to the code.

(c)

Amendments:  During the period covered by the report, there have not been any amendments to the provisions of the code of ethics.

(d)

Waivers:  During the period covered by the report, the registrant has not granted any express or implicit waivers from the provisions of the code of ethics.

(e)         The Code of Ethics is not posted on Registrant’ website.

(f)          A copy of the Code of Ethics is attached as an exhibit.

Item 3. Audit Committee Financial Expert.

(a)

The Registrant’s board of trustees has determined that Anthony J. Hertl, Mark H. Taylor and Mark Gersten are audit committee financial experts, as defined in Item 3 of Form N-CSR.  Mr. Hertl and Mr. Taylor are independent for purposes of this Item 3.

Item 4. Principal Accountant Fees and Services.

(a)

Audit Fees

2013 - $14,000

2012 - $14,000

2011 - $13,500

(b)

Audit-Related Fees

2013 -  None

2012 -  None

2011 -  None

(c)

Tax Fees

2013 - $2,000

2012 - $2,000

2011 - $2,000

Preparation of Federal & State income tax returns, assistance with calculation of required income, capital gain and excise distributions and preparation of Federal excise tax returns.

(d)

All Other Fees

2013 - None

2012 - None

2011 - None

 (e)

(1)

Audit Committee’s Pre-Approval Policies

The registrant’s Audit Committee is required to pre-approve all audit services and, when appropriate, any non-audit services (including audit-related, tax and all other services) to the registrant.  The registrant’s Audit Committee also is required to pre-approve, when appropriate, any non-audit services (including audit-related, tax and all other services) to its adviser, or any entity controlling, controlled by or under common control with the adviser that provides ongoing services to the registrant, to the extent that the services may be determined to have an impact on the operations or financial reporting of the registrant.  Services are reviewed on an engagement by engagement basis by the Audit Committee.

(2)

Percentages of Services Approved by the Audit Committee

2013

2012

2011

Audit-Related Fees:

0.00%

0.00%

0.00%

Tax Fees:

0.00%

0.00%

0.00%

All Other Fees:

0.00%

0.00%

0.00%

(f)

During the audit of registrant's financial statements for the most recent fiscal year, less than 50 percent of the hours expended on the principal accountant's engagement were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

(g)

The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant:

2013 - $2,000

2012 - $2,000

2011 - $2,000

(h)

The registrant's audit committee has considered whether the provision of non-audit services to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant, that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X, is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Companies.  Not applicable to open-end investment companies.

Item 6.  Schedule of Investments.  Schedule of investments in securities of unaffiliated issuers is included under Item 1.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Funds.  Not applicable to open-end investment companies.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.  Not applicable to open-end investment companies.

Item 9.  Purchases of Equity Securities by Closed-End Funds.  Not applicable to open-end investment companies.

Item 10.  Submission of Matters to a Vote of Security Holders.  Vote of security holders is included under item 1.

Item 11.  Controls and Procedures.

(a)

Based on an evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of filing date of this Form N-CSR, the principal executive officer and principal financial officer of the Registrant have concluded that the disclosure controls and procedures of the Registrant are reasonably designed to ensure that the information required in filings on Form N-CSR is recorded, processed, summarized, and reported by the filing date, including that information required to be disclosed is accumulated and communicated to the Registrant’s management, including the Registrant’s principal executive officer and principal financial officer, as appropriate to allow timely decisions regarding required disclosure.

(b)

There were no significant changes in the Registrant’s internal control over financial reporting that occurred during the Registrant’s last fiscal half-year that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12.  Exhibits.

(a)(1)

Code of Ethics filed herewith.

(a)(2)

Certifications required by Section 302 of the Sarbanes-Oxley Act of 2002 (and Item 11(a)(2) of Form N-CSR) are filed herewith.

(a)(3)

Not applicable for open-end investment companies.

(b)

Certifications required by Section 906 of the Sarbanes-Oxley Act of 2002 (and Item 11(b) of Form N-CSR) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Northern Lights Fund Trust

By (Signature and Title)

/s/ Andrew Rogers

       Andrew Rogers, President

Date  03/07/2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)

/s/ Andrew Rogers

        Andrew Rogers, President

Date     03/07/2014

By (Signature and Title)

/s/ Kevin E. Wolf

       Kevin E. Wolf, Treasurer

Date

03/07/2014